Exhibit 99.1

COVIA ANNOUNCES SALE OF ITS WINCHESTER AND WESTERN RAILROAD FOR $105 MILLION

INDEPENDENCE, Ohio, July 26, 2019 (GLOBE NEWSWIRE) -- Covia (NYSE:CVIA), a leading provider of mineral-based and material solutions for the Industrial and Energy markets, announced today that it has executed a definitive agreement to sell its Winchester and Western Railroad (“W&W”) to an affiliate of OmniTRAX, Inc. (“OmniTRAX”) for total proceeds of $105.0 million in cash, subject to certain adjustments set forth in the definitive agreement. As part of the transaction, OmniTRAX will assume ownership of approximately 470 railcars which the W&W currently owns.

Richard Navarre, Chairman, President and Chief Executive Officer of Covia, said, “Today’s announcement is another key step in the actions we are taking to execute our strategy to optimize our asset base and maximize cash flow.” He added, “As we know from working with them for many years, OmniTRAX is an ideal candidate to further enhance the value of the W&W. They have a long track record of successfully operating logistical assets, and by partnering with them on this transaction, we will be able to meaningfully improve our capital structure, as well as take an important step in improving our structural costs by better balancing our railcar fleet with demand.”

“The acquisition of this strategic distribution hub is a deliberate step toward enhancing the continued growth and strength of our thriving network,” said Kevin Shuba, OmniTRAX Chief Executive Officer. “Our expansion into these dynamic markets with a diverse established customer base and strong regional economic partners offers tremendous growth potential.”

The W&W is reported within Covia’s Industrial segment, and the sale is not expected to have a material impact on Covia’s operating profitability. The transaction is expected to close in the third quarter of 2019 and is subject to customary closing conditions, including Surface Transportation Board review.

BMO Capital Markets Corp. is serving as financial advisor and Hinckley, Allen & Snyder LLP is serving as legal counsel to Covia.

About Covia

Covia is a leading provider of mineral-based material solutions for the Industrial and Energy markets, representing the legacy and combined strengths from the June 2018 merger of Unimin and Fairmount Santrol. The Company is a leading provider of diversified mineral solutions to the glass, ceramics, coatings, metals, foundry, polymers, construction, water filtration, sports and recreation markets. The Company offers a broad array of high-quality products, including high-purity silica sand, nepheline syenite, feldspar, clay, kaolin, lime, resin systems and coated materials, delivered through its comprehensive distribution network. Covia offers its Energy customers an unparalleled selection of proppant solutions, additives, and coated products to enhance well productivity and to address both surface and down-hole challenges in all well environments. Covia has built long-standing relationships with a broad customer base consisting of blue-chip customers. Underpinning these strengths is an unwavering commitment to safety and to sustainable development further enhancing the value that Covia delivers to all its stakeholders. For more information, visit CoviaCorp.com.

About OmniTRAX, Inc.

OmniTRAX is one of the largest privately held rail-centric transportation and logistics service companies in North America and an affiliate of The Broe Group. OmniTRAX's core capabilities range from providing transportation and supply chain management services to railroad and port companies, to providing intermodal and industrial switching operations to railroads, ports and a diverse group of industrial companies. Through its affiliation with The Broe Group and its portfolio of managed companies, OmniTRAX also has the unique capability of offering specialized industrial development and real estate solutions, both on and off the rail network managed by OmniTRAX. More information is available at omnitrax.com.

About The Broe Group

Based in Denver, The Broe Group and its affiliates form a privately-owned, multi-billion-dollar real estate, transportation, energy and investment organization with assets owned and managed across North America. Together, Broe managed companies employ more than 1,000 people and support employment of thousands of others through operations such as its Great Western Industrial Park in Northern Colorado. Its transportation affiliate, OmniTRAX, Inc., is one of North America’s largest private railroad and transportation management companies specializing in: management services, railroad and port services, intermodal solutions and industrial switching operations. Its energy affiliates include Great Western Oil & Gas Company, the largest private operator in the third most prolific U.S. basin. Broe Real Estate Group acquires, develops and manages office and industrial properties, medical office buildings and multi-family communities across the country, including premier assets in many of the most desirable markets. The Broe Group also has multiple investment affiliates, including Three Leaf Ventures, which is focused on innovative healthcare technology start-ups. For more information, visit broe.com.

Caution Concerning Forward-Looking Statements

This release contains statements which, to the extent they are not statements of historical or present fact, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 (“PSLRA”), and such statements are intended to qualify for the protection of the safe harbor provided by the PSLRA. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of the Company’s management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance. Although the Company’s management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the Company’s business, financial condition, and results of operations or liquidity.

Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to: the risk that the remaining conditions to the W&W sale set forth in the purchase agreement will not be satisfied or waived; uncertainties as to the timing of the W&W sale; material adverse changes in either companies’ businesses during the period between now and the closing of the W&W sale; adverse actions of governmental and other third-parties with respect to the W&W sale; changes in prevailing economic conditions, including fluctuations in supply of, demand for, and pricing of, the Company’s products; potential business uncertainties relating to the merger, including potential disruptions to the Company’s business and operational relationships, the Company’s ability to achieve anticipated synergies, and the anticipated costs, timing and complexity of the Company’s integration efforts; loss of, or reduction in, business from the Company’s largest customers or their failure to pay the Company; possible adverse effects of being leveraged, including interest rate, event of default or refinancing risks, as well as potentially limiting the Company’s ability to invest in certain market opportunities; the Company’s ability to successfully develop and market new products; the Company’s rights and ability to mine its property and its renewal or receipt of the required permits and approvals from government authorities and other third parties; the Company’s ability to implement and realize efficiencies from capacity expansion plans, and cost reduction initiatives within its time and budgetary parameters; increasing costs or a lack of dependability or availability of transportation services or infrastructure and geographic shifts in demand; changing legislative and regulatory initiatives relating to the Company’s business, including environmental, mining, health and safety, licensing, reclamation and other regulation relating to hydraulic fracturing (and changes in their enforcement and interpretation); silica-related health issues and corresponding litigation; seasonal and severe weather conditions; other operating risks beyond the Company’s control; the risks discussed in the Risk Factors section of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”) on March 22, 2019; and the other factors discussed from time to time in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC. This release should be read in conjunction with such filings, and you should consider all of such risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the Company makes on related subjects in its public announcements and SEC filing.

Investor contact:

Matthew Schlarb

440-214-3284

Matthew.Schlarb@coviacorp.com

Source: Covia

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